EXHIBIT 99.2

             Slide Presentation given at Annual Shareholder Meeting


The Company presented the following slides to attendees at the Annual Shareholder Meeting on May 22, 2004:








               Welcome to the Cimetrix Annual Shareholder Meeting
                                  May 22, 2004

================================================================================

                              Safe Harbor Statement

The matters discussed in this presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements about the Company's prospects for future growth and profitability, new product acceptance, M&A prospects, target market growth and ability to win new OEM customers are forward-looking statements. The comments made by the Company's senior management in regards to future earnings involve risks and uncertainties including but not limited to the pending sales of Cimetrix software, which include CODE, CIM300 and CIMConnect product families, that could be effected by economic climate, technological improvements, and other risks discussed more fully in filings by the Company with the Securities and Exchange Commission. Reference is made to the Company's most recent Forms 10K and 10Q, which detail such risk factors.


                                      -2-
================================================================================

Agenda
------

-    Shareholder Meeting
-    Management Presentations
       -  New CFO - Dennis Gauger
       -  Sales & Marketing - Dave Faulkner
-    State of the Company and Future Outlook - Bob Reback
-    Questions


                                      -3-
================================================================================

                                     Finance

                                  Dennis Gauger
                             Chief Financial Officer





                                      -4-
================================================================================

Recap of Sarbanes-Oxley Act

- Enacted July 30, 2002.
- SEC instructed to interpret provisions of the Act and issue final rules to implement them.
- Many final rules issued by SEC, some effective immediately, many effective during last year and this year, and some effective on future dates.
- Accelerated filers defined.
- Transparency emphasized, communications directly with the Board of Directors by shareholders and employees.
- Section 404, Certification of Internal Controls effective in 2005.


                                      -5-
================================================================================

                               Sales & Marketing
                                  Dave Faulkner
                            Executive Vice President






                                      -6-
================================================================================

                                   Who We Are

     Machine control software for the world's toughest motion applications.

   Connectivity software that connects the tool to the factory and the world.

       Thousands of production installations by leading machine builders.



                                      -7-
================================================================================

                             Cimetrix Business Model
                             -----------------------

- Initial Software Development Kit Sales to new OEMs
- Service Engagements to assist our new OEMs
- Annual Support Contracts
- Per Machine Software License Revenues



                                      -8-
================================================================================

                                Cimetrix Products
                                -----------------

Machine Control Software

- CODE (Cimetrix Open Development Environment)
    - Open architecture machine control software for motion intensive, vision guided applications
    - CIMulation environment for application development
    - CIMControl for mechanism control
    - CoreMotion for software based motion loop closure for analog or network based drive systems


                                      -9-
================================================================================

                                Cimetrix Products
                                -----------------
Connectivity Software

- CIMConnect
    - Second generation object-oriented products for OEM's to develop SECS/GEM, XML or proprietary protocols
- CIM300/CIM300Expert
    - Object oriented based solutions for complying with SEMI 300 mm standards
- CIMPortal
    - New SEMI standards for better data flow
- Other Products
    - SECSConnect/TESTConnect, GEM Host Manager


                                      -10-
================================================================================

2003 Annual Results
-------------------


                                                     (In thousands, audited)
                                                     Years Ended December 31,
--------------------------------------------------------------------------------
                                                       2003               2002
--------------------------------------------------------------------------------
                        Net Sales                   $ 3,340            $ 2,975
                        Expenses                    $ 4,271            $ 7,030
--------------------------------------------------------------------------------

                        Net income (loss)           $  (931)           $(4,055)
================================================================================

                        [12% Sales Increase in a Tough Year]


                                      -11-
================================================================================

The Company presented a bar graph reporting:



                                  Annual Sales
                                  ------------

        Year            Services & Support              Software
        ----            ------------------              ---------
        1995              $  107,000                   $  184,000
        1996                 243,000                    1,404,000
        1997                 808,000                    1,264,000
        1998               1,084,000                    3,075,000
        1999                 732,000                    3,121,000
        2000               1,003,000                    4,897,000
        2001               1,141,000                    2,934,000
        2002               1,608,000                    1,366,000
        2003               1,484,000                    1,855,000


                                      -12-
================================================================================

The Company presented a bar graph reporting:


                                 Sales Forecast
                                 --------------



        Year            Services & Support              Software
        ----            ------------------              ---------
        1995                 107,000                   $  184,000
        1996                 243,000                    1,404,000
        1997                 808,000                    1,264,000
        1998               1,084,000                    3,075,000
        1999                 732,000                    3,121,000
        2000               1,003,000                    4,897,000
        2001               1,141,000                    2,934,000
        2002               1,608,000                    1,366,000
        2003               1,485,000                    1,855,000
        2004 *             1,960,000*                   2,540,000*
        ----------------------------------------------------------
        * ESTIMATED



                                      -13-
================================================================================

Q1 2004 Results
---------------
                                                       (In thousands, unaudited)
                                                         Quarter Ended Mar. 31,
--------------------------------------------------------------------------------
                                                       2004               2003
--------------------------------------------------------------------------------
            Net Sales                                $1,065              $ 909
            Expenses                                 $1,045             $1,035
--------------------------------------------------------------------------------

            Net (loss) income                        $   20             $ (126)
================================================================================

             [Return to Profitability and On Target for 2004 Plan!]



                                      -14-
================================================================================

                                  2004 Outlook
                                  ------------

- On Target for Plan of $4.5M in Sales
- Strong Market Momentum and Customer Activity in Communications
    - Passionate Customer Support
    - World Class Products
    - Professional Organization
    - Great Referrals
- New Products fueling growth
    - CIM300Expert
    - CIMPortal
-Promotion through Positio, SEMICON, Sales Team

                                      -15-
================================================================================

                              State of the Company
                               and Future Outlook

                                   Bob Reback
                                President and CEO




                                      -16-
================================================================================

                             Company Goals for 2003
                             ----------------------

- Improve and Increase Operating Profitability.
- Continue to Satisfy our Expanded Base of OEM Customers and assist them in Shipping Machines with Cimetrix Software.
- Gain 13 new major OEM Design Wins.
- Introduce two New Products applicable to our current customer base.




                                      -17-
================================================================================

The Company presented a bar graph reporting:


                         Major OEM Accounts "Shipping"
                         -----------------------------


         1998       1999      2000      2001       2002        2003
         ----       ----      ----      ----       ----        ----
           0          1         1         5          16          23





                                      -18-
================================================================================

The Company presented a bar graph reporting:


                              Major OEM Customers
                              -------------------


          1995   1996   1997   1998   1999   2000   2001   2002   2003
          ----   ----   ----   ----   ----   ----   ----   ----   ----
            0      1      1      2      2      7      16     27     35






                                      -19-
================================================================================

The Company presented a bar graph reporting:

                                    Net Loss
                                    --------

                           2001             2002            2003
                           ----             ----            ----
        Net Loss    $(5,620,000)     $(4,055,000)      $(931,000)




                                      -20-
================================================================================

                              2003 Accomplishments
                              --------------------

- Re-establish top-line growth
    *Revenue increased 12% in difficult industry environment
- Improve and increase operating profitability.
    *Significant reduction in net loss
- Continue to satisfy our expanded base of OEM customers and assist them in shipping machines with Cimetrix Software.
    *+7 Major OEM's Shipping (23 of 35)
- Gain 13 new major OEM design wins.
    *8 New Major OEM Design Wins
- Introduce 2 new products for our current customer base.
    *CIM300Expert in Production
    *CIMPortal beta installed at AMD



                                      -21-
================================================================================

The Company presented a bar graph reporting:


                             Q1 2004 Revenue Growth
                             ----------------------


                              Q1 '03          Q1 '04
                          --------------------------
        Revenue            $ 909,000     $ 1,065,000


                                      -22-
================================================================================

The Company presented a bar graph reporting:


                            Q1 2004 Earnings Growth
                            -----------------------


                              Q1 '03         Q1 '04
                           --------------------------
 Net income (loss)        $ (126,000)      $ 20,000



                                      -23-
================================================================================

                                 Q1 Highlights
                                 -------------


- Sales increased 17% over prior year period.
- Positive net income.
- Added three 3 major OEM customers.
- Strengthened management team and board.
- Resolved lawsuit in April.



                                      -24-
================================================================================

                                Growth Strategy
                                ---------------

- Short term:
     - Service organic demand
     - Ride growth in semiconductor 300mm capital equipment
     - Incremental new OEM customers
     - Incremental complementary products
     - Japanese market

- Medium/Long term:
     - Continued organic growth
     - M&A program
     - Outsource model for increased capacity


                                      -25-
================================================================================

                                 Management Team
                                 ---------------

- Bob Reback, President and CEO
     20+ years factory automation, TI, Fanuc Robotics
- Dennis Gauger, CFO
     25+ years finance, CPA, Partner Deloitte & Touche
- Dave Faulkner, EVP Sales and Marketing
     25+ years factory automation, GE, GE Fanuc
- Mike Feaster, VP Software Development
     14+ years software engineering & management,Century Software
- Steve Sorensen Ph.D., Founder and VP
     20+ years motion control, software


                                      -26-
================================================================================

                               Board of Directors
                               ------------------

- Bob Reback, President and CEO
- Scott Chandler
     20+ years executive management, including CFO and CEO of public companies, raised $2 billion
- Alan Weber
     25+ years factory automation, semiconductor, software management including TI, SEMATECH and KLA-Tencor
- Mike Thompson
     25+ years manufacturing, automation, executive including TI, AutoSimulations, Brooks and SetPoint


                                      -27-
================================================================================

                                 Goals for 2004
                                 --------------

- Maintain reputation as "best products in the industry" by keeping products up to date with standards and new features.
- Maintain reputation as "best support in the industry" by continuing to satisfy our expanded base of OEM customers and assisting them in shipping machines with Cimetrix software.
- Sales objective of $4.5M.
- Sustained profitability.
- Gain 12 new 300mm design wins.
- Introduce CIMPortal products for both OEM and Fab customers.
- Expand presence in Japanese market.
- Initiate investor relations program.

                                      -28-
================================================================================

                              Investment Rationale
                              --------------------

- Poised for sales growth and sustained profitability
- World-class software and services, blue chip customers
- Recovery underway in key semiconductor sector
- Resolved outstanding legal issues
- Strong management team, lean operating philosophy
- Under-followed status attractive to early investors
- Focus on building shareholder value


                                      -29-
================================================================================

                                   Questions?





                                      -30-
================================================================================